Tidal Trust I N-CSR

EXHIBIT 99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tidal Trust I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tidal Trust Ifor the period ended August 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tidal Trust I for the stated period.

/s/ Eric W. Falkeis		/s/ Aaron J. Perkovich
Eric W. Falkeis		Aaron J. Perkovich
President/Principal Executive Officer		Treasurer/Principal Financial Officer
Tidal Trust I		Tidal Trust I

Dated:	November 7, 2025	Dated:	November 10, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust I for purposes of Section 18 of the Securities Exchange Act of 1934.